FINANCIAL RISK MANAGEMENT - Schedule of Foreign Currency Risk on Net Working Capital and Sensitivity Analysis (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Foreign Currency Fair Value Hedge Derivative [Line Items]
Cash	$ 26,703	$ 9,803
Accounts payable	(107,212)	(115,976)
Canadian Dollar [Member]
Foreign Currency Fair Value Hedge Derivative [Line Items]
Cash	32,733	12,453	$ 3,899
Accounts payable	(49,300)	(130,208)	(138,709)
Loan	(40,000)	(40,000)	(40,000)
Total foreign currency working capital	(56,567)	(157,755)	(174,810)
US$ exchange rate at December 31, 2021	0.7561	0.7383	0.7888
Total foreign currency net working capital in US$	(42,770)	(116,471)	(137,890)
Impact of a 10% strengthening of the US$ on net income	$ (4,277)	$ (11,647)	$ (13,789)